UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 to
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2007
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33337	36-4410887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL	60085
(Address of principal executive offices)	(Zip Code)
(847) 672-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The purpose of this Amendment No. 1 to Current Report on Form 8-K/A is to amend the Current Report on Form 8-K (the “Initial 8-K”) of Coleman Cable, Inc. (Nasdaq: CCIX) (“Coleman Cable”) filed on April 2, 2007, for the sole purpose to include the pro forma financial information referred to in Item 9.01 (b) below relating to the acquisition on April 2, 2007 by Coleman Cable of all outstanding equity interests of Copperfield, LLC.
Section 9 — Financial Statements and Exhibits
Item 9.01 (a) Financial Statements of business acquired.
The financial statements of Copperfield, LLC required in response to this item are included on pages F-32 through F-48 of the Report on Form 8-K filed on March 23, 2007 containing “Information about the Company” in Exhibit 99.1.
Item 9.01 (b) Pro forma financial information.
Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial information was omitted from the disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.1 and incorporated herein by reference are the required pro forma financial information of Coleman Cable, Inc.
Item 9.01 (d) Exhibits.

99.1	Pro forma financial information of Coleman Cable, Inc.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
Date: June 15, 2007	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro forma financial information of Coleman Cable, Inc.